                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                         Marquee Raine Acquisition
                                             Sponsor LP

Address of Joint Filer:                      c/o Marquee Raine Acquisition Corp.
                                             65 East 55th Street, 24th Floor
                                             New York, NY  10010

Relationship of Joint Filer to Issuer:       10% Owner

Issuer Name and Ticker or Trading Symbol:    Marquee Raine Acquisition Corp.
                                             [MRAC]

Date of Earliest Transaction
(Month/Day/Year):                            10/15/2021

Designated Filer:                            Marquee Raine Acquisition
                                             Sponsor LP

Signature:

Marquee Raine Acquisition Sponsor LP
Acting by its general partner,

Marquee Raine Acquisition Sponsor GP Ltd.

By:    /s/ Brandon Gardner
   -------------------------------------
Name:  Brandon Gardner
Title: Director

By:    /s/ Thomas S. Ricketts
   -------------------------------------
Name:  Thomas S. Ricketts
Title: Director

Date: 10/18/2021

                            Joint Filer Information

Name of Joint Filer:                         Marquee Raine Acquisition Sponsor
                                             GP Ltd.

Address of Joint Filer:                      c/o Marquee Raine Acquisition Corp.
                                             65 East 55th Street, 24th Floor
                                             New York, NY  10010

Relationship of Joint Filer to Issuer:       10% Owner

Issuer Name and Ticker or Trading Symbol:    Marquee Raine Acquisition Corp.
                                             [MRAC]

Date of Earliest Transaction
(Month/Day/Year):                            10/15/2021

Designated Filer:                            Marquee Raine Acquisition
                                             Sponsor LP

Signature:

Marquee Raine Acquisition Sponsor GP Ltd.

By:    /s/ Brandon Gardner
   -------------------------------------
Name:  Brandon Gardner
Title: Director

By:    /s/ Thomas S. Ricketts
   -------------------------------------
Name:  Thomas S. Ricketts
Title: Director

Date: 10/18/2021

                            Joint Filer Information

Name of Joint Filer:                         Raine Holdings AIV LLC

Address of Joint Filer:                      c/o Marquee Raine Acquisition Corp.
                                             65 East 55th Street, 24th Floor
                                             New York, NY  10010

Relationship of Joint Filer to Issuer:       10% Owner

Issuer Name and Ticker or Trading Symbol:    Marquee Raine Acquisition Corp.
                                             [MRAC]

Date of Earliest Transaction
(Month/Day/Year):                            10/15/2021

Designated Filer:                            Marquee Raine Acquisition
                                             Sponsor LP

Signature:

Raine Holdings AIV LLC

By:    /s/ Brandon Gardner
   -------------------------------------
Name:  Brandon Gardner
Title: President

Date: 10/18/2021

                            Joint Filer Information

Name of Joint Filer:                         Raine SPAC Holdings LLC

Address of Joint Filer:                      c/o Marquee Raine Acquisition Corp.
                                             65 East 55th Street, 24th Floor
                                             New York, NY  10010

Relationship of Joint Filer to Issuer:       10% Owner

Issuer Name and Ticker or Trading Symbol:    Marquee Raine Acquisition Corp.
                                             [MRAC]

Date of Earliest Transaction
(Month/Day/Year):                            10/15/2021

Designated Filer:                            Marquee Raine Acquisition
                                             Sponsor LP

Signature:

Raine SPAC Holdings LLC

By:    /s/ Joseph Beyrouty
   -------------------------------------
Name:  Joseph Beyrouty
Title: Vice President

Date: 10/18/2021

                            Joint Filer Information

Name of Joint Filer:                         Raine RR SPAC SPV I LLC

Address of Joint Filer:                      c/o Marquee Raine Acquisition Corp.
                                             65 East 55th Street, 24th Floor
                                             New York, NY  10010

Relationship of Joint Filer to Issuer:       10% Owner

Issuer Name and Ticker or Trading Symbol:    Marquee Raine Acquisition Corp.
                                             [MRAC]

Date of Earliest Transaction
(Month/Day/Year):                            10/15/2021

Designated Filer:                            Marquee Raine Acquisition
                                             Sponsor LP

Signature:

Raine RR SPAC SPV I LLC

By:    /s/ Joseph Beyrouty
   -------------------------------------
Name:  Joseph Beyrouty
Title: Vice President

Date: 10/18/2021

                            Joint Filer Information

Name of Joint Filer:                         Ricketts SPAC Investment LLC

Address of Joint Filer:                      c/o Marquee Raine Acquisition Corp.
                                             65 East 55th Street, 24th Floor
                                             New York, NY  10010

Relationship of Joint Filer to Issuer:       10% Owner

Issuer Name and Ticker or Trading Symbol:    Marquee Raine Acquisition Corp.
                                             [MRAC]

Date of Earliest Transaction
(Month/Day/Year):                            10/15/2021

Designated Filer:                            Marquee Raine Acquisition
                                             Sponsor LP

Signature:

Ricketts SPAC Investment LLC

By:    /s/ Alfred Levitt
   -------------------------------------
Name:  Alfred Levitt
Title: Secretary

Date: 10/18/2021

                            Joint Filer Information

Name of Joint Filer:                         Marquee Sports Holdings SPAC I, LLC

Address of Joint Filer:                      c/o Marquee Raine Acquisition Corp.
                                             65 East 55th Street, 24th Floor
                                             New York, NY  10010

Relationship of Joint Filer to Issuer:       10% Owner

Issuer Name and Ticker or Trading Symbol:    Marquee Raine Acquisition Corp.
                                             [MRAC]

Date of Earliest Transaction
(Month/Day/Year):                            10/15/2021

Designated Filer:                            Marquee Raine Acquisition
                                             Sponsor LP

Signature:

Marquee Sports Holdings SPAC I, LLC

By:    /s/ Crane H. Kenney
   -------------------------------------
Name:  Crane H. Kenney
Title: Chief Executive Officer

Date: 10/18/2021